Exhibit 25.1
                                  ------------


     ====================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM T-1

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                             A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|

                          ---------------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

 New York                                                 13-5160382
 (Jurisdiction of incorporation of                        (I.R.S. employer
 organization if not a U.S. national bank)                identification no.)

 One Wall Street, New York, New York                      10286
 (Address of principal executive offices)                 (Zip code)



                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10104

                          ---------------------------
                        USAA Auto Owner Trust 200__-__
              that issues notes under the registration statement
              (Exact name of obligor as specified in its charter)

 DELAWARE                                                 To be applied for
 (State or other jurisdiction of                          (I.R.S. employer
 incorporation or organization)                           identification no.)

  c/o____________, as Owner Trustee
 ____________(Address of principal executive offices)     __________ (Zip Code)

                          ---------------------------


                              Asset Backed Notes
                      (Title of the indenture securities)
     ====================================================================

1. General information. Furnish the following information as to the Trustee:

(a) Name and address of each examining or supervising authority to which it is subject.


                    Name                                                                  Address
Superintendent of Banks of the State of New York                      One State Street, New York, NY  10004-1417,
                                                                      and Albany, NY  12223
Federal Reserve Bank of New York                                      33 Liberty Plaza, New York, NY  10045
Federal Deposit Insurance Corporation                                 Washington, DC  20429
New York Clearing House Association                                   New York, New York   10005


(b) Whether it is authorized to exercise corporate trust powers.

Yes.

2. Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.  List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

2.   See #1 above.

3.   See #1 above.

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

5.   Not applicable.

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

8.   Not applicable.

9.   Not applicable.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of November, 2006.


                                    THE BANK OF NEW YORK

                                    By: /s/ Suhrita Das
                                       ---------------------------------
                                       Name:   Suhrita Das
                                       Title:  Assistant Vice President

                             EXHIBIT 7 TO FORM T-1

                                       5


                                                                     EXHIBIT 7

------------------------------------------------------------------------------
                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                DOLLAR AMOUNTS
ASSETS                                                            IN THOUSANDS
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency
     and coin.............................................           3,372,000
   Interest-bearing balances..............................          11,005,000
Securities:
   Held-to-maturity securities............................           2,269,000
   Available-for-sale securities..........................          23,124,000
Federal funds sold and securities purchased
   under agreements to resell
   Federal funds sold in domestic offices.................             490,000
   Securities purchased under agreements to
     resell...............................................             252,000
Loans and lease financing receivables:
   Loans and leases held for sale.........................                   0
   Loans and leases, net of unearned
     income...............................................          36,722,000
   LESS: Allowance for loan and
    lease losses..........................................             414,000
   Loans and leases, net of unearned
     income and allowance.................................          36,308,000
Trading assets............................................           5,770,000
Premises and fixed assets (including
   capitalized leases)....................................             848,000
Other real estate owned...................................                   0
Investments in unconsolidated subsidiaries
   and associated companies...............................             302,000
NOT APPLICABLE
Intangible assets:
   Goodwill...............................................           2,177,000
   Other intangible assets................................             750,000
Other assets..............................................           7,196,000
                                                                 -------------

Total assets..............................................          93,863,000
                                                                 =============
LIABILITIES
Deposits:
   In domestic offices....................................          40,014,000
   Noninterest-bearing....................................          21,153,000
   Interest-bearing.......................................          18,861,000
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs...............................          31,312,000
   Noninterest-bearing....................................             286,000
   Interest-bearing.......................................          31,026,000
Federal funds purchased and securities sold
     under agreements to repurchase
   Federal funds purchased in domestic
     offices..............................................             839,000
   Securities sold under agreements to
     repurchase...........................................             396,000
Trading liabilities.......................................           3,045,000
Other borrowed money:
   (includes mortgage indebtedness and
   obligations under capitalized leases)..................           1,670,000
Not applicable
Not applicable
Subordinated notes and debentures.........................           1,955,000
Other liabilities.........................................           6,011,000
                                                                 -------------
Total liabilities.........................................          85,242,000
                                                                 =============
Minority interest in consolidated
   subsidiaries...........................................             150,000

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus................................................                   0
Common stock..............................................           1,135,000
Surplus (exclude all surplus related to
   preferred stock).......................................           2,112,000
Retained earnings.........................................           5,444,000
Accumulated other comprehensive income....................            -220,000
Other equity capital components...........................                   0
Total equity capital......................................           8,471,000
                                                                 -------------
Total liabilities, minority interest, and equity capital..          93,863,000
                                                                 =============

          I, Thomas J. Mastro, Executive Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                             Thomas J. Mastro,
                                      Executive Vice President and Comptroller

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                                                    Directors

------------------------------------------------------------------------------